REPURCHASE AGREEMENT	9 Months Ended
Sep. 30, 2021
Repurchase Agreement
REPURCHASE AGREEMENT

NOTE F – REPURCHASE AGREEMENT

In April 2020, we entered into a Repurchase and General Release Agreement (the “Agreement”) with one shareholder pursuant to which we promised to pay the amount of $200,000 due on December 31, 2020, in consideration for the return to us of 40,000 shares of outstanding common stock and 40,000 shares of outstanding Series B Preferred Stock previously purchased and currently held by the shareholder. The Agreement stated that the Company was to make $10,000 monthly installments with the balance payable on the maturity date. The Agreement contains a feature that allows the Company to extend the maturity date of the amount payable to March 31, 2021 in the Company’s sole discretion, and if the Company exercises this option, the $10,000 monthly installments will continue until the extended maturity date on which date the remaining balance will be due. In September 2020, the Company extended the maturity date under the terms of the Agreement to March 31,2021. The Company made payments in the amount of $80,000 in good faith during 2020, however, the shareholder has not returned any of the shares that we paid for so that they may be canceled as contemplated in the Agreement. As the shares had not been returned, the Company is not obligated per the Agreement to pay any monies. The Company is pursuing action against the shareholder to have the shares returned or have the monies paid returned. Until such time, the $80,000 payments have been recorded as a reduction of additional paid in capital.